THIS WARRANT AND THE SHARES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW. THIS WARRANT AND THE UNDERLYING SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION THEREOF. NO DISPOSITION OF THE WARRANT OR THE UNDERLYING SHARES MAY BE MADE IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW OR (II) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH DISPOSITION WITHOUT REGISTRATION IS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW.


                                     WARRANT
           TO PURCHASE COMMON STOCK OF AFFINITY FINANCIAL GROUP, INC.

         FOR GOOD AND VALUABLE CONSIDERATION RECEIVED, Carolina First Corporation, a South Carolina corporation ("Warrant Holder" or, with its successors and assigns, "holder"), is hereby entitled to purchase from Affinity Financial Group, Inc., a Delaware corporation (the "Company"), at any time and from time to time (subject to Section 2.5 hereof), at a purchase price of $.01 per share, 62,890 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (as defined below), subject to adjustment as provided in Article IV.

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

         "Act": the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Beneficially Own": the term Beneficially Own shall have the meaning ascribed to such term in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor rule.

         "Commission": the Securities and Exchange Commission, or any other federal agency then administering the Act.

         "Common Stock": the Company's authorized Common Stock, no par value per share, as such class existed on the date of issuance of this Warrant and any other securities as to which this Warrant becomes exercisable pursuant to Article IV.

         "Company": Affinity Financial Group, Inc., a Delaware corporation, and any other corporation assuming or required to assume the Warrant pursuant to
Section 4.3.

         "Federal Reserve Board": the Board of Governors of the Federal Reserve System.

         "Person":   any   individual,    corporation,    partnership,    trust,
unincorporated   organization,   government,   or  any  political   subdivision,
instrumentality or agency of any government.

         "Warrant Office":  see Section 3.1.

         "Warrant Shares": the shares of Common Stock purchasable from time to time or purchased by the holder of the Warrant upon the exercise thereof pursuant to Article II.

         "Warrant": this warrant and all warrants issued in substitution, combination or subdivision therefor.


                                   ARTICLE II
                               EXERCISE OF WARRANT

         2.1 Method of Exercise. To exercise this Warrant in whole or in part, the holder hereof shall deliver to the Company, at the Warrant Office designated pursuant to Section 3.1: (a) a written notice, in substantially the form of the subscription notice attached hereto as Exhibit A, modified as appropriate to reflect any conditional exercise or change in the terms of exercise hereinbelow described, of such holder's election to exercise this warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) this Warrant and (c) a check payable to the order of the Company in an amount equal to the aggregate Warrant price for the number of shares of Common Stock being purchased. Such election may be conditional if the holder so desires, as in the case of an election to exercise this Warrant contingent upon the occurrence of a change of control or other event and, in such case, the holder may require such exercise to be effected immediately before, simultaneous with, or immediately after such event or at any other time, as requested by the holder, and the holder may further change its instructions and withdraw or modify its election to exercise the Warrant at any time prior to the requested date upon which such exercise would otherwise be effected. The Company shall, as promptly as practicable, and in any event within 14 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with said notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such holder or such other name or names as shall be designated in said notice; provided, however, the Company shall have no obligation to issue such shares in any manner which would result in a violation of the registration requirements of the Act or any applicable Blue Sky Laws.
Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date the notice and payment is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the holder, appropriate notation may be made on this Warrant which shall then be returned to the holder. The Company shall pay all expenses, transfer (but not income) taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates and new Warrants, except that, in case stock certificates or new Warrants shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all transfer taxes which shall be payable upon the issuance of stock certificates or new Warrants shall be paid by the holder hereof promptly upon receipt of a written request of the Company for payment.

         2.2 Warrant Shares to be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable and, if the Common Stock is then listed on one or more national securities exchanges or quoted on any automated quotation system, shall be duly listed or quoted thereon.

         2.3 Legend on Warrant Shares. The certificates or other instruments which evidence any shares of Common Stock issued upon exercise hereof shall, unless no longer required in the judgment of the Company or as set forth in an opinion of counsel reasonably acceptable to the Company, bear a legend substantially to the following effect in conspicuous print:

         These Shares were issued pursuant to that certain Warrant dated November 8, 1995 granted to Carolina First Corporation by Affinity Financial Group, Inc. (the "Warrant") and are subject to the terms thereof, including the provision that, notwithstanding anything to the contrary therein, Warrant Holder (as defined therein) may not transfer any shares of Common Stock to a third party if, after such transfer, such third party transferee will beneficially own 5% or more of the affinity financial group, inc. Common Stock. A copy of the Warrant will be provided upon request made to the principal executive offices of affinity financial group, inc., a Delaware corporation.

         2.4 Acknowledgment of Continuing Obligation. The Company will, at the time of any exercise of this Warrant in whole or in part, upon request of the holder hereof, acknowledge in writing its continuing obligation to such holder in respect of any rights to which the holder shall continue to be entitled after exercise in accordance with this Warrant; provided, however, that the failure of the holder to make any such request shall not affect the continuing obligation of the Company to the holder in respect of such rights.

         2.5 Limitations on Exercise. Notwithstanding anything to the contrary herein, unless prior written approval of the Federal Reserve Board is received, this Warrant may not be exercised in whole or in part if, after such exercise, Warrant holder will beneficially own 5% or more of the Common Stock then outstanding.

         2.6 Limitations on Transfer of Common Stock. Notwithstanding anything to the contrary herein, unless prior written approval of the Federal Reserve Board is received, Warrant Holder may not transfer any shares of Common Stock to any person (or persons in a series of transactions) if, after such transfer, such persons will beneficially own 5% or more of the Common Stock.


                                   ARTICLE III
                       WARRANT OFFICE; TRANSFER OF WARRANT

         3.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 1333 main street, suite 101, Columbia, South Carolina 29201 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock as to which written notice has previously been given to the holder.

         3.2 Transfer of Warrant. This Warrant may not be transferred, in whole or in part, to any person unless the Warrant Holder has received the approval of the Federal Reserve Board. If such transfer is approved, the Warrant may be transferred to any person by presentation to the Company of the Warrant and a written assignment, in a form reasonably acceptable to the Company, duly executed by the holder hereof along with written instructions for such transfer; provided, however, the holder of this Warrant, by acceptance hereof, agrees not to transfer the Warrant or the related Warrant shares in any manner which would result in a violation of the registration provisions of the Act or any applicable Blue Sky Laws, and the Company shall not be required to take any action hereunder which would result in a violation of such provisions. Upon presentation for transfer in compliance with the terms hereof, the Company shall promptly execute and deliver a new Warrant or Warrants identical to this Warrant in the name or names of the transferee or transferees and in the denominations specified in such instructions. The Company shall pay all expenses, taxes (other than income taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants under this Section 3.2, except that funds sufficient to pay all transfer taxes pertaining to the transfer which shall be payable upon the issuance of such new Warrants shall be paid by the holder hereof promptly upon receipt of written request of the Company for payment.


                                   ARTICLE IV
                            ANTI-DILUTION PROVISIONS

         4.1 Number of Shares Subject to Adjustment. The number of shares of Common Stock purchasable at any time hereunder (and/or other securities and property which may become issuable hereunder) shall be subject to adjustment from time to time as provided in this article iv.

         4.2 Effect of "Split-ups", "Split-downs" and Stock Dividends. In case at any time or from time to time while the Warrant remains outstanding the Company shall subdivide as a whole, by reclassification, by the issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, the number of shares of Common Stock then outstanding into a greater number of shares of Common Stock, with or without par value, the number of shares of Common Stock which may be purchased hereunder shall be increased proportionately. In case at any time or from time to time while the Warrant remains outstanding the Company shall consolidate as a whole, by reclassification or otherwise, the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock, with or without par value, the number of shares of Common Stock which may be purchased hereunder shall be reduced proportionately.

         4.3 Effect of Merger or Consolidation. In case the Company shall, while this Warrant remains outstanding, enter into any consolidation with or merge into any other corporation wherein the Company is not the surviving corporation, or wherein securities of a corporation other than the Company are distributable to holders of Common Stock, or sell or convey 50% or more of its assets, and in connection with such consolidation, merger, sale or conveyance, shares of stock or other securities shall be issuable or deliverable in exchange for the Common Stock, then, as a condition of such consolidation, merger, sale or conveyance, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock which such holder would have been entitled to purchase immediately prior to such consolidation, merger, sale or conveyance) the shares of stock or other securities to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased by exercise of this Warrant immediately prior thereto. In case of any such consolidation, merger, sale or conveyance, appropriate provision shall be made with respect to the rights and interests thereafter of the holder of this Warrant, to the end that all the provisions of this Warrant (including the provisions of this article iv) shall thereafter be applicable, as nearly as practicable, to such stock or other securities thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger, sale or conveyance unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or purchasing or acquiring such assets shall assume by written instrument, executed and mailed or delivered to the holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, which instrument shall contain the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

         4.4 Reorganization or Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company (except as provided in Section 4.2) while this Warrant remains outstanding, then as a condition of such capital reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock specified in the first paragraph of this Warrant which such holder would have been entitled to purchase immediately prior to such reorganization or reclassification) the shares of stock of any class or other securities or property to which such number of shares of Common Stock would have been entitled at the time of such reorganization or reclassification, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock specified in the first paragraph of this Warrant had been purchased immediately prior to such reorganization or reclassification. In case of any such capital reorganization or reclassification, appropriate provision shall be made with respect to the rights and interests thereafter of the holder of this Warrant, to the end that all the provisions of this Warrant (including the provisions of this article iv) shall thereafter be applicable, as nearly as practicable, to such stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         4.5 Statement of Adjustment: Accountants' Opinion. Upon each adjustment of the number of shares of Common Stock, and in the event of any change in the rights of the holder of this Warrant by reason of other events herein set forth, then and in each case, the Company will promptly (a) prepare a schedule setting forth the adjusted number of shares entitled to be purchased hereunder, or specifying the other shares of stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and (b) if requested by a holder of the Warrant, obtain an opinion of a firm of independent certified public accountants of recognized national or regional standing selected by the Company's board of directors (who may be the regular auditors of the Company) that, based upon the Warrant and a review of the aforementioned schedules prepared by the Company, such computations were made in accordance with the provisions of the Warrant. The Company will promptly mail a copy of such schedule and of such accountants' opinion to the registered holder of this Warrant.

         4.6 Determinations by the Company. All determinations by the Company under the provisions of this Warrant shall be made in good faith with due regard to the interests of the holder of this Warrant and in accordance with good financial practice.

         4.7  Notification by the Company.   If the Company proposes:

                           (a) to declare  any  dividend  upon its Common  Stock
                 payable in cash or stock or make any other distribution to the holders of its Common Stock;

                           (b) to make an offer for subscription pro rata to the
                 holders of its Common Stock of any additional shares of stock of any class or other rights;

                           (c)  to  effect   any   capital   reorganization   or
                  reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale or transfer of all or substantially all its assets to, another corporation; or

                           (d) to effect a voluntary or involuntary dissolution,
                 liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder at the address of such holder as shown on the books of the Company, (a) at least ten (10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least ten (10) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. In each case ten (10) days' prior written notice shall mean notice received by the holders at least ten (10) days before the applicable event or circumstance.


                                    ARTICLE V
                        CERTAIN COVENANTS OF THE COMPANY

         The Company covenants and agrees that:

         (a) it will authorize, reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of this Warrant sufficient to enable it at any time to fulfill all its obligations hereunder;

         (b) this Warrant shall be binding upon any corporation succeeding to the Company by merger or consolidation;

         (c) the Company will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the per share exercise price provided hereunder;

         (d) if any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise (except that no registration under the securities Act of 1933 shall be required) in order for such shares to be validly issued and delivered upon exercise of this Warrant, the Company will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval, as the case may be; and

         (e) it will not repurchase outstanding shares or otherwise take any action which would cause Warrant holders to beneficially own 5% or more of the Common Stock then outstanding; and

         (f) the capitalization of the Company on october 27, 1994 and on november 1, 1995 was and is as set forth in exhibit b attached hereto.


                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the state of Delaware.

         6.2 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

         6.3 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         6.4 Filing of Warrant. A copy of this Warrant shall be filed in the records of the Company.

         6.5 Notice. Any notice or other document required or permitted to be given or delivered to the holder shall be delivered personally, or sent by certified or registered mail, to such holder at the last address shown on the books of the Company maintained at the Warrant office for the registration of, and the registration of transfer of, the Warrant or at any more recent address of which the holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant office, shall be delivered at, or sent by certified or registered mail to, the office of the Company described above or such other address within the united states of america as shall have been furnished by the Company to the holder in accordance herewith.

         6.6 Loss, Destruction, Etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 6.6 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         6.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice, other than as herein expressly provided, in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         6.8 Termination of Warrant. This Warrant will terminate (to the extent not exercised) on december 31, 2015.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President and its corporate seal to be impressed hereon and attested by its Secretary.


                                     AFFINITY FINANCIAL GROUP, INC.


November 8, 1995               By:
                                     Jeff A. Norris, Chief Executive Officer

[CORPORATE SEAL]

Attest:


Secretary

                                    EXHIBIT A

                           FORM OF SUBSCRIPTION NOTICE


Affinity Financial Group, Inc.


         The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor of $ by check payable to the order of the Company, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to whose address is and whose taxpayer identification number is and
(b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

                                 Warrant Holder


                                 By:
                                                              , President

Dated:

                                    EXHIBIT B

    Capitalization at October 27, 1994 and Capitalization at November 1, 1995

                               AMENDMENT NO. 1
                               with respect to
                                  WARRANT

          TO PURCHASE COMMON STOCK OF AFFINITY FINANCIAL GROUP, INC.


       This Amendment No. 1 is executed with respect to that certain Warrant to Purchase Common Stock of Affinity Financial Group, Inc. (now known as Affinity Technology Group, Inc.) (the "Warrant") held by Carolina First Corporation, a South Carolina corporation ("Warrant Holder" or, with its successors and assigns, "Holder"), which Warrant entitled Warrant Holder to purchase 62,890 shares of Common Stock of Affinity Technology Group, Inc., a Delaware corporation (the "Company") in accordance with the terms thereof.

       WHEREAS, Warrant Holder has exercised its rights to receive 7,500 shares of the total 62,890 shares issuable pursuant to the Warrant;

       WHEREAS the Company has issued to Warrant Holder such 7,500 shares;

       WHEREAS the Company and Warrant Holder desire to amend the Warrant as reflect that it currently represents the right to receive 55,390 shares of Company Common Stock;

       NOW, THEREFORE, the Warrant Holder hereby amends the Warrant as follows:

       As a result of the partial exercise of the Warrant with respect to 7,500 shares, the Warrant is hereby amended to state that the shares of Company Common Stock issuable thereunder is changed from 62,890 shares to 55,390 shares. The Warrant is otherwise unchanged and remains in full force and effect.

       IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be signed in its name by its President and its corporate seal to be impressed hereon and attested by it Secretary.

                                         AFFINITY TECHNOLOGY GROUP, INC.

December 28, 1995                        By:
                                         Jeff A. Norris, Chief Executive Officer
[CORPORATE SEAL]
Attest:


Secretary


CONSENT AND AGREE:

Carolina First Corporation
William S. Hummers III